Supplement Dated January 7, 2016

to the Prospectus for WoodmenLife Variable Annuity dated May 1, 2015

(as revised and reprinted on June 1, 2015)

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

Woodmen of the World Life Insurance Society

1700 Farnam Street

Omaha, Nebraska 68102

1-877-664-3332

The purpose of this Supplement is to inform you of certain changes to the name and investment strategies of the Fidelity VIP Money Market Portfolio, Service Class (the “Portfolio”), an investment option available under your WoodmenLife Variable Annuity. Specifically, effective December 1, 2015:

•	The Portfolio adopted a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). This change enables the Portfolio to operate as a government money market fund.

•	The Portfolio has changed its name to the Fidelity VIP Government Money Market Portfolio, Service Class.

The Prospectus for your WoodmenLife Variable Annuity is amended as follows to reflect the change to the name and investment strategies of the Portfolio:

All references to the “Fidelity VIP Money Market Portfolio, Service Class” are changed to “Fidelity VIP Government Money Market Portfolio, Service Class.”

In addition, the language under the heading “FIDELITY VARIABLE INSURANCE PRODUCTS” has been updated by replacing the subheading “VIP Money Market Portfolio, Service Class” and the text under that subheading with the following:

VIP Government Money Market Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.”

********

If you have any questions regarding this supplement, please contact WoodmenLife at 1-877-664-3332 or contact your Registered Representative.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE